UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

 Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 23, 2023

 Chico’s FAS, Inc.
(Exact Name of Registrant as Specified in its Charter)

 Florida
(State or Other Jurisdiction of Incorporation)

001-16435	59-2389435
(Commission File Number)	(IRS Employer Identification No.)

11215 Metro Parkway	Fort Myers	Florida	33966
(Address of Principal Executive Offices)			(Zip code)
(239) 277-6200

(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01 Per Share	CHS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 8.01. Other Events
The Board of Directors (“Board”) of Chico’s FAS, Inc. (“Company”) approved the termination of the Company’s existing share repurchase program and the authorization of a new share repurchase program (“Program”) for up to $100 million of the Company’s common stock, both effective as of June 21, 2023. The Program has no expiration date and may be suspended, modified, or terminated by the Board at any time. The Program authorizes the purchase of the Company’s common stock in open market transactions made in accordance with the provisions of Rule 10b-18 promulgated under the Securities Exchange Act of 1934, as amended (“Exchange Act”), privately negotiated transactions, trading plans adopted in accordance with Rule 10b5-1 under the Exchange Act, block transactions, or otherwise. The Program permits the Company to repurchase shares of the Company’s common stock at any time or from time-to-time at management’s discretion. The actual means, timing, number, and purchase price of any shares purchased under the Program will depend on a variety of factors, including, but not limited to, the market price of the Company’s common stock, general business and market conditions, other investment opportunities, and applicable legal and regulatory requirements. The Program does not obligate the Company to purchase any shares.
The Company issued a press release on June 23, 2023 regarding the authorization of the Program. A copy of the press release is attached to this report as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits.

(d)Exhibits:

Exhibit 99.1	Press Release of Chico’s FAS, Inc. dated June 23, 2023
Exhibit 104	Cover Page Interactive Data File - the cover page iXBRL tags are embedded within the Inline XBRL document

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHICO’S FAS, INC.

Date: June 23, 2023	By:
/s/ David M. Oliver
David M. Oliver, Senior Vice President - Finance, Controller and Chief Accounting Officer